Barings Participation Investors

Report for the Three Months Ended March 31, 2026

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
New York, NY 10154
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02199
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://mpv.barings.com

Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situations investments. The Trust's special situations investments generally consist of investments in corporate debt instruments and equity instruments of issuers that are stressed or distressed. Below-investment grade or high yield securities (including securities of stressed or distressed issuers) have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://mpv.barings.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://mpv.barings.com; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors
TO OUR SHAREHOLDERS
April 30, 2026
We are pleased to present the March 31, 2026 Quarterly Report of Barings Participation Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.37 per share, payable on June 12, 2026 to shareholders of record on May 29, 2026. The Trust earned $0.27 per share of net investment income, net of taxes, for the first quarter of 2026, compared to $0.27 per share in the previous quarter. As discussed below, the Trust uses earnings carry forwards and other non-recurring income to support the dividend.

The quarterly total returns at March 31, 2026 and December 31, 2025 were 0.39% and 2.20%, respectively. Longer term, the Trust returned 7.40%, 9.26%, 9.67%, 9.35%, 9.93%, 9.69%, and 11.08% for the one-, two-, three-, five-, ten-, fifteen-, twenty-, and twenty-five-year periods as of March 31, 2026, respectively. The Trust delivers these returns while maintaining a modest level of leverage, 17% at March 31, 2025, well below the leverage levels for many public private credit vehicles.

The Trust’s average quarter-end (discount)/premium for the 1, 3, 5 and 10-year periods was 18.40%, 6.66%, (1.47)% and 1.39%, respectively.

U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the S&P UBS Leveraged Loan Index, returned (0.5)% and (0.5)% for the quarter, respectively.

	March 31, 2026(1)(2)	December 31, 2025(1)(2)	% Change
Quarterly Dividend per share	0.37(3)	0.37	—%
Net Investment Income(4)	$2,912,137	$2,866,556	1.6%
Net Assets	$164,761,934	$163,818,383	0.6%
Net Assets per share(5)	$15.29	$15.23	0.4%
Share Price	$17.14	$15.89	7.9%
Dividend Yield at Share Price	8.6%	9.3%	(7.5)%
(Discount) / Premium	12.1%	4.3%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on June 12, 2026
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at theend of the period of 10,773,235 and 10,755,832 as of 3/31/2026 and as of 12/31/2025, respectively.

PORTFOLIO BENEFITS

We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of March 31, 2026, has over 30 years of experience and had commitments of over $33 billion to private credit. The Trust itself has been in existence, delivering superior shareholder returns, since 1988.

The NAPF team’s direct deal origination and disciplined credit underwriting provide multiple advantages to the Trust. NAPF maintains strong origination relationships with carefully chosen private equity sponsors. Every private placement investment in the Trust’s portfolio was directly originated by NAPF via a sponsor, without a financial intermediary, allowing one hundred percent of the economics to be passed through to the Trust. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions, which allows it to lead negotiations on terms of the credit agreement. Strong private equity sponsors offer our portfolio companies potential access to additional capital if needed and strategic thinking to compliment the company’s management team. With our solid private equity relationships, NAPF receives high quality and timely information about portfolio companies, allowing us to work constructively with sponsors and maximize the long-term health and value of the Trust’s portfolio companies.

With disciplined credit underwriting skills honed over multiple credit cycles, NAPF screens hundreds of potential investment opportunities each quarter. We carefully select what we believe are high-quality companies in defensive sectors, intentionally creating a well-diversified portfolio for the Trust with over 207 assets in 24 different industries. Over 70% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. All assets are carefully monitored by seasoned NAPF investment professionals. Thanks to methodical underwriting and credit monitoring, NAPF has a senior loan loss rate of 0.03% since inception. As of March 31, 2026, the Trust only has three positions on non-accrual status, accounting for less than 1.5% of the Trust’s portfolio.

We believe the Trust’s strong credit quality and diverse portfolio construction positions it to continue to maximize shareholder value.

DIVIDENDS

In determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term. The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from net investment income and capital gains – with no return of capital.

The Trust’s recently announced dividend of $0.37 per share remains consistent with the prior quarter. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has decreased over the past year given lower interest rates. While recurring investment income remains steady, it may not be sufficient to fully fund the current dividend rate in the future. However, the level of recurring investment income expected to be generated by the Trust in 2026, combined with the availability of earnings carry forwards and other non-recurring income, is currently envisioned to be sufficient to maintain the current dividend rate over the next several quarters.
PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. During the three months ended March 31, 2026, the Trust made 7 new investments totaling $4.6 million and 50 add-on investments in existing portfolio companies totaling $5.0 million. During the three months ended March 31, 2026, the Trust realized 7 private investment loans totaling $6.8 million and realized 2 equity investments that generated realized gains of $0.4 million.
PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance and short-term investments of $6.4 million or 2.8% of total assets plus its available credit facility balance of $37.5 million. Liquidity enables us to support our current portfolio companies as well as invest in new portfolio companies, all while maintaining a low leverage profile of 0.19x as of March 31, 2026.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,
Christina Emery
President

Portfolio Composition as of 03/31/26*

Cash & Short-Term Investments
3.9%
Public Debt
1.6%
Public Equity
—%
Public Bank Loans
3.6%
Private Debt
7.1%
Private / Restricted Equi
12.9%
Private Bank Loans
70.9%

Cash & Short-Term
Investments
3.9%
Equity
12.9%
Fixed Rate
13.9%
Floating Rate
69.3%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$25,686
$18,119
4/1/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
3/31/2025
3/31/2026
Barings Participation Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns March 31, 2026	1 Year	5 Year	10 Year
Barings Participation Investors	5.24%	14.69%	9.96%
Bloomberg Barclays U.S. Corporate High Yield Index	7.01%	4.23%	6.12%
Data for Barings Participation Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Participation Investors
March 31, 2026
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$170,168,110
(Cost - $ 160,494,178)
Corporate restricted securities - rule 144A securities at fair value	13,635,808
(Cost - $ 14,753,975)
Corporate public securities at fair value	10,577,407
(Cost - $ 11,139,538)

Total investments (Cost - $ 186,387,691)	194,381,325
Cash	7,856,846
Foreign currencies (Cost - $ 6,830)	6,188
Dividend and interest receivable	2,042,458
Deferred financing fees	136,337
Receivable for investments sold	125,337
Deferred tax assets	25,314
Other assets	281,224
Total assets	204,855,029

Liabilities:
Note Payable	15,000,000
Loan Payable (net of deferred financing fees of $160,803)	22,339,197
Payable for securities purchased	2,001,826
Investment advisory fee payable	370,714
Interest payable	164,595
Accrued expenses	216,763
Total liabilities	40,463,809
Commitments and Contingencies (See Note 7)
Total net assets	$164,391,220
Net Assets:
Common shares, par value $0.01 per share	$107,732
Additional paid-in capital	145,825,571
Total distributable earnings	18,828,631
Total net assets	$164,761,934
Common shares issued and outstanding (14,787,750 authorized)	10,773,235
Net asset value per share	$15.29

See Notes to Consolidated Financial Statements 5

CONSOLIDATED STATEMENT OF OPERATIONS Barings Participation Investors
For the three months ended March 31, 2026
(Unaudited)

Investment Income:
Interest	$4,128,954
Dividends	52,093
Total investment income	4,181,047
Expenses:
Interest and other financing fees	621,605
Investment advisory fees	370,714
Professional fees	121,967
Trustees’ fees and expenses	81,600
Reports to shareholders	42,000
Custodian fees	6,000
Other	25,024
Total expenses	1,268,910
Investment income - net	2,912,137
Income tax, including excise tax benefit	—
Net investment income after taxes	2,912,137
Net realized and unrealized loss on investments and foreign currency:
Net realized loss on investments before taxes	(1,031,141)
Income tax expense	(18,628)
Net realized loss on investments after taxes	(1,049,769)
Net decrease in unrealized depreciation of investments before taxes	(1,276,064)
Net decrease in unrealized depreciation of foreign currency translation before taxes	(112)
Deferred income tax benefit (expense)	43,229
Net decrease in unrealized depreciation of investments and foreign currency transactions after taxes	(1,232,947)
Net loss on investments and foreign currency	(2,282,716)
Net increase in net assets resulting from operations	$629,421

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Participation Investors
For the three months ended March 31, 2026
(Unaudited)

Net increase in net assets resulting from operations	$629,421
Adjustments to reconcile net income to net cash used in operating activities:
Proceeds from sale and maturities of investments	12,339,790
Effect of exchange rate changes on cash	112
Net increase in unrealized appreciation on investments before taxes	1,276,064
Net realized loss on investments before taxes	1,031,141
Payment-in-kind interest	(484,857)
Amortization and accretion	(159,924)
Amortization of deferred financing fees	33,427
Changes in operating assets and liabilities:
Decrease in dividend and interest receivable	568,308
Decrease in deferred tax assets	(25,314)
Decrease in other assets	40,133
Increase in investment advisory fee payable	2,123
Decrease in tax payable	(315,000)
Decrease in interest payable	(4,361)
Decrease in deferred tax liability	(17,915)
Increase in accrued expenses	36,323
Net cash used in operating activities	$(2,222,410)

Cash flows from financing activities
Cash dividends paid from net investment income	$(3,979,658)
Receipts for shares issued on reinvestment of dividends	314,130
Financing fees paid	(35,791)
Net cash used in financing activities	$(3,701,319)

Net change in cash & foreign currencies	(5,923,729)
Cash & foreign currencies - beginning of year	13,786,875
Effects of foreign currency exchange rate changes on cash	(112)
Cash & foreign currencies - end of year	$7,863,034

Supplemental disclosure of cash flow information
Income tax paid (including excise tax)	308,314
Interest paid	625,966

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Participation Investors

	For the three months ended 03/31/2026 (Unaudited)	For the year ended 12/31/2025
Increase / (decrease) in net assets:
Operations:
Investment income - net	$2,912,137	$12,956,470
Net realized loss on investments and foreign currency after taxes	(1,049,769)	(722,994)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency after taxes	(1,232,947)	995,500

Net increase in net assets resulting from operations	629,421	13,228,976

Increase from common shares issued on reinvestment of dividends
Common shares issued	314,130	1,349,161
(Number of shares issued: 2026 - 17,403; 2025 - 75,565)

Dividends to shareholders from:
Net investment income	—	(15,881,180)

Total increase / (decrease) in net assets	943,551	1,754,711

Net assets, beginning of period/year	163,818,383	165,121,426
(Number of shares outstanding: 12/31/25 - 10,755,832; 12/31/24 - 10,680,267)
Net assets, end of period/year	$164,761,934	$163,818,383
(Number of shares outstanding: 3/31/26 - 10,773,235; 12/31/25- 10,755,832)

See Notes to Consolidated Financial Statements 8

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Participation Investors

Selected data for each share of beneficial interest outstanding:

	For the three months ended 03/31/2026 (Unaudited)	For the years ended December 31,
		2025	2024	2023	2022	2021
Net asset value: Beginning of period/year	$15.23	$15.46	$15.41	$14.99	$15.19	$13.60
Net investment income (a)	0.27	1.20	1.55	1.50	0.97	0.86
Net realized and unrealized gain / (loss) on investments	(0.21)	0.03	0.07	0.21	(0.31)	1.53
Total from investment operations	0.06	1.23	1.62	1.71	0.66	2.39
Dividends from net investment income to common shareholders	—	(1.48)	(1.57)	(1.29)	(0.83)	(0.80)
Dividends from realized gain on investments to common shareholders	—	—	—	—	(0.03)	—
Increase from dividends reinvested	—	0.02	0.00 (b)	—	—	—
Total dividends	—	(1.46)	(1.57)	(1.29)	(0.86)	(0.80)
Net asset value: End of period/year	$15.29	$15.23	$15.46	$15.41	$14.99	$15.19
Per share market value: End of period/year	$17.14	$15.89	$17.09	$15.60	$12.32	$14.80
Total investment return
Net asset value (c)	0.39%	8.30%	10.76%	12.46%	4.42%	17.84%
Market value (c)	7.87%	0.65%	20.83%	38.51%	(10.57%)	32.09%
Net assets (in millions): End of period/year	$164.76	$163.82	$165.12	$163.37	$158.92	$161.08
Ratio of total expenses to average net assets (d)	3.18% (e)	2.91%	2.89%	2.66%	2.35%	2.66%
Ratio of operating expenses to average net assets	1.60% (e)	1.55%	1.56%	1.56%	1.46%	1.46%
Ratio of interest expense to average net assets	1.53% (e)	1.08%	0.91%	0.76%	0.63%	0.41%
Ratio of income tax expense to average net assets	0.05% (e)	0.28%	0.42%	0.34%	0.26%	0.79%
Ratio of net investment income to average net assets	7.18% (e)	7.76%	9.86%	9.69%	6.39%	5.99%
Portfolio turnover	6%	31%	32%	12%	12%	43%
(a)    Calculated using average shares.
(b)    Rounds to less than $0.01 per share.
(c)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)    Total expenses include income tax expense.
(e)    Annualized.

	For the three months ended 03/31/2026 (Unaudited)	For the years ended December 31,
Senior borrowings:		2025	2024	2023	2022	2021
Total principal amount (in millions)	$37	$37	$24	$22	$24	$21
Asset coverage per $1,000 of indebtedness	$5,413	$5,388	$8,026	$8,511	$7,763	$8,670

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

ABC Legal Services
A leading national provider of Service of Process (“SOP”) solutions, enabling the formal delivery of legal documents required to initiate litigation.
7.92% Term Loan due 08/13/2032 (SOFR + 4.250%) (G)	$497,613	08/13/25	$311,413	$312,008

Accelevation
A vertically integrated designer, producer and installer of customized data center facility solutions and services, predominately in the U.S market. The Company’s revenue streams consist of design and installation of customized electrical, power solutions, air flow containment, and layout of critical infrastructure systems at data centers.
8.17% Term Loan due 01/02/2031 (SOFR + 4.500%) (G)	$280,644	1/2/2025	219,889	223,225

Accredited Labs
Offers calibration services for manufacturing and other types of equipment, in addition to product sales and rentals, repair services and other services.
8.38%Term Loan due 09/30/2030 (SOFR + 4.750%) (G)	$706,883	10/20/25	91,797	92,219

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
8.57% Term Loan due 04/05/2028 (SOFR + 4.750%) (G)	$480,560	04/05/22	459,499	460,233
Common Stock (B)	611 shs.	04/05/22	611	510
Limited Liability Company Unit (B)	8,752 uts.	10/14/21	8,752	7,304
			468,862	468,047

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	766 uts.	10/01/21	24,353	23,447
Limited Liability Company Unit Class A (B) (F)	197 uts.	10/01/21	6,320	6,048
Limited Liability Company Unit Class B (B) (F)	766 uts.	10/01/21	784	—
Limited Liability Company Unit Class B (B) (F)	197 uts.	10/01/21	202	—
			31,659	29,495
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	148,240

American Roller Company
A provider of aftermarket surface treatment services for rollers used in industrial manufacturing processes
8.45% Senior Term Loan due 11/25/2031 (SOFR + 4.750%) (G)	$611,632	11/25/25	390,695	391,075
Common Stock (B)	15,110 shs.	11/25/25	15,110	13,362
			405,805	404,437

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
8.67% Incremental Term Loan due 04/30/2029 (SOFR + 5.000%)	$611,749	11/17/25	$604,921	$604,408
8.67% Term Loan due 04/30/2029 (SOFR + 5.000%) (G)	$500,978	04/28/23	374,523	374,925
8.67% Senior Term Loan due 04/30/2029 (SOFR + 5.000%)	$255,275	12/10/24	252,588	252,211
Limited Liability Company Unit (B) (F)	22,480 uts.	04/28/23	22,480	26,571
			1,254,512	1,258,115
Application Bootcamp LLC
Offers comprehensive educational counseling services, including personalized college admissions counseling, essay guidance, and standardized test tutoring. The Company primarily targets high school students, but also serves college students/ graudates and middle school students.
8.44% Term Loan due 04/21/2031 (SOFR + 4.750%) (G)	$1,211,170	04/21/25	830,394	845,838
14.00% Senior Subordinated Note due 04/11/2030	$57,092	04/21/25	57,092	57,834
Limited Liability Company Unit Common (B) (F)	163,121 uts.	04/21/25	163,121	205,271
			1,050,607	1,108,943
Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
8.45% Term Loan due 11/29/2030 (SOFR + 4.750%) (G)	$1,198,877	12/01/22	1,101,702	1,096,680
8.40% Senior Term Loan due 11/29/2030 (SOFR + 4.750%) (G)	$166,366	11/03/25	164,827	164,703
Limited Liability Company Common Unit (B)	8 uts.	12/01/22	8,000	27,633
			1,274,529	1,289,016
Argus Logistics
An asset-light provider of managed transportation services, acting as a fully outsourced supply chain management provider to mid-sized shippers on a longer-term, contracted basis.
8.44% Term Loan due 12/19/2031 (SOFR + 4.750%) (G)	$1,186,479	12/01/25	539,487	546,049

ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
8.17% Senior Term Loan 07/17/2028 (SOFR + 4.500%)	$1,309,139	08/29/25	1,301,325	1,301,284
8.17% Term Loan due 07/17/2028 (SOFR + 4.500%) (G)	$227,592	07/15/22	203,789	203,562
Limited Liability Company Unit (B) (F)	535 uts.	07/15/22	11,221	19,990
			1,516,335	1,524,836
Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,390
Common Stock (B)	210 shs.	08/17/15	210	82,487
			209,600	291,877

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Automated Financial Systems
A provider of loan management software for large and mid-sized banks, as well as other financial customers across the United States.
8.71% Term Loan due 10/24/2031 (SOFR + 5.000%) (G)	$1,371,849	10/24/25	$393,822	$395,047

BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$454,545	07/25/22	444,734	395,000
Limited Liability Company Unit (B)	45 uts.	07/25/22	45,000	40,889
			489,734	435,889
Becklar
A provider of event monitoring and emergency response solutions for critical use cases including commercial and residential fire and security, video surveillance, remote guarding, personal health & safety, and workforce safety.
8.54% Senior Term Loan due 12/06/2030 (SOFR + 4.750%) (G)	$999,458	12/6/2024	884,705	886,405
8.42% Term Loan due 02/23/2031 (SOFR + 4.750%)	$157,723	03/20/26	156,146	156,146
			1,040,851	1,042,551
Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
9.03% Term Loan due 11/30/2027 (SOFR + 5.250%) (G)	$1,197,498	11/30/21	1,080,282	1,086,921
12.00% HoldCo PIK Note due 05/19/2028	$483,550	11/30/21	481,641	483,550
Limited Liability Company Unit (B)	44,231 uts.	11/30/21	44,231	72,910
			1,606,154	1,643,381
Bishop Street Underwriters
A Managing General Agent insurance buy and build platform with specialty insurance lines including surety, rep and warranty, tax, professional indemnity, specialty auto, sports, and aviation, among others.
8.92% Term Loan due 07/31/2031 (SOFR + 5.250%) (G)	1,045,305	07/31/25	602,075	601,319
Common Stock (B)	23,961 shs.	07/31/25	36,420	33,159
			638,495	634,478
Bitly
A provider of URL shortening and link management solutions for both enterprise and self-serve customers.
8.43% Term Loan due 11/14/2031 (SOFR + 4.750%) (G)	$1,725,000	11/14/25	1,643,742	1,644,898

BKF Engineers
A provider of civil engineering, land surveying, and land planning services for government agencies, institutions, devlopers, design professionals, contractors, school district and corporations throughout the west coast.
8.17% Term Loan due 08/23/2030 (SOFR + 4.500%) (G)	$757,920	08/23/24	438,443	439,759
8.20% Term Loan due 08/23/2030 (SOFR + 4.500%) (G)	$556,195	03/31/26	309,710	309,710
Common Stock (B)	56,012 shs.	08/23/24	56,012	65,618
			804,165	815,087

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK) (B)	183 shs.	08/12/22	$225,058	$206,827

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
9.02% Term Loan due 10/14/2027 (SOFR + 5.250%) (G)	$1,420,806	*	1,383,436	1,387,255
Limited Liability Company Unit (B) (F)	111,835 uts.	10/14/21	111,835	139,448
* 10/14/21 and 04/03/25			1,495,271	1,526,703

Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.10% Term Loan due 10/04/2026 (SOFR + 6.250%)	$780,004	10/04/18	779,801	718,383

Buske Logistics Inc
A provider of value-added warehousing and logistics services specializing in storage, handling, packaging, inspection, kitting, and component sequencing.
8.67% Term Loan due 10/31/2031 (SOFR + 5.000%) (G)	$492,755	10/31/25	335,689	336,037

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
8.32% First Lien Term Loan due 05/21/2028 (SOFR + 4.500%)	$1,357,024	05/21/18	1,354,620	1,351,325
8.91% Incremental Term Loan due 05/21/2028 (SOFR + 5.250%)	$358,809	09/28/23	356,435	358,809
			1,711,055	1,710,134
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
8.41% Term Loan due 08/09/2032 (SOFR + 4.750%) (G)	$1,000,000	08/07/25	646,001	644,071

Caldwell & Gregory LLC
A commercial laundry leasing company for multi-unit housing and universities.
8.70% Term Loan due 09/30/2030 (SOFR + 5.000%) (G)	$1,704,106	09/30/24	1,469,323	1,475,700

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
8.67% Term Loan due 02/26/2030 (SOFR + 5.000%) (G)	$436,609	02/26/24	311,928	314,946
Common Stock (B)	12 shs.	02/26/24	12,000	13,149
			323,928	328,095

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
9.65% Term Loan due 10/04/2029 (SOFR + 6.000%) (G)	$1,555,419	*	$1,507,515	$1,418,513
* 10/04/23 and 07/01/25

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
8.42% Term Loan due 12/28/2029 (SOFR + 4.750%) (G)	$1,273,478	12/28/21	1,168,770	1,168,580
Limited Liability Company Unit (B) (F)	12,008 uts.	07/22/22	12,665	11,409
			1,181,435	1,179,989
CEC Entertainment Inc
Develops, operates and franchises family dining and entertainment centers.
9.70% Term Loan due 09/18/2030 (SOFR + 6.000%)	$345,652	09/26/25	341,001	340,986

Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
8.70% Incremental Term Loan due 03/15/2030 (SOFR + 5.000%)	$1,202,495	08/19/24	1,193,099	1,145,978
8.70% Term Loan due 03/15/2030 (SOFR + 5.000%) (G)	$1,173,596	03/15/24	1,003,344	965,658
Limited Liability Company Unit Class A (B) (F)	49 uts.	03/15/24	49,170	57,814
Limited Liability Company Unit Class B (B) (F) (I)	49 uts.	03/15/24	—	657
			2,245,613	2,170,107
CloudOne Digital Corp
A scaled multi-cloud platform for web developers, SMBs, and enterprises.
8.66% Term Loan due 08/05/2031 (SOFR + 5.000%) (G)	$997,951	06/02/25	806,350	807,684

CloudWave
A provider of managed cloud hosting and IT services for hospitals.
8.20% Term Loan due 01/04/2027 (SOFR + 4.500%) (G)	$1,585,887	01/29/21	1,581,173	1,585,887
Limited Liability Company Unit (B) (F)	55,645 uts.	01/29/21	55,645	163,975
			1,636,818	1,749,862
Coduet Royalty Holdings, LLC
A special purpose vehicle whose primary assets are comprised of royalty rights on two pharmaceuticals developed by Coherus Biosciences.
SPV Common Equity (B) (F)	290,344 uts.	05/08/24	95,343	110,331

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
8.17% Term Loan due 02/14/2028 (SOFR + 4.500%) (G)	$755,023	02/14/22	$667,662	$668,596
8.17% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%)	$103,205	*	741,706	745,926
Preferred Stock (B)	33 shs.	02/14/22	36,108	91,635
* 12/30/22 and 09/31/23			1,445,476	1,506,157

Cognito Forms
An online workflow automation and form builder platform allowing users to create, manage, and automate their data collection processes, offering features like drag-and-drop form fields, templates, AI form generation, and integrations into various applications.
9.91% Term Loan due 05/02/2031 (SOFR + 6.250%) (G)	1,595,507	04/01/25	1,477,336	1,489,818
Common Stock (B)	1,182 uts.	05/02/25	118,200	107,541
			1,595,536	1,597,359
Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and its biosimilars.
11.70% Term Loan due 05/08/2029 (SOFR + 8.000%)	$299,324	05/08/24	293,756	297,229

Coker
A provider of consulting advisory services to healthcare organizations with the goal of enabling client transformation.
8.20% Senior Term Loan due 03/20/2030 (SOFR + 4.500%) (G)	$1,273,752	3/20/2025	1,078,131	1,071,630

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit Class B (B) (I)	6,629 uts.	04/23/20	—	31,444

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$1,345,773	04/01/22	1,343,799	1,345,773
Limited Liability Company Unit (B) (F)	158,995 uts.	10/14/21	431,250	1,380,699
			1,775,049	2,726,472
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
9.02% Term Loan due 12/21/2029 (SOFR + 5.250%) (G)	$672,474	04/19/22	628,417	630,564

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.83% (0.25% PIK) Term Loan due 02/01/2027 (SOFR + 5.250%)	$571,923	01/31/20	$571,918	$486,135
9.83% (0.25% PIK) Incremental Term Loan due 02/01/2027 (SOFR + 5.250%)	$76,054	09/14/23	75,683	64,646
Limited Liability Company Unit (B) (F)	1,680 uts.	*	67,308	—
01/30/20, 03/05/21 and 09/14/23			714,909	550,781

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
9.05% Term Loan due 12/26/2028 (SOFR + 5.250%)	$1,372,140	12/23/20	1,368,829	1,358,419
9.05% Incremental Term Loan due 12/26/2028 (SOFR + 5.250%) (G)	$874,243	03/02/26	644,732	644,732
			2,013,561	2,003,151
Dane Street LLC
A national provider of independent medical examinations and peer review services across workers compensation, disability, auto, and group health for third-party administrators, insurance carriers, employer health plans, and law firms.
8.21% Term Loan due 02/28/2033 (SOFR + 4.500%) (G)	$691,477	02/02/26	403,728	403,728

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
Preferred Stock (B)	17,546 shs.	*	19,238	19,815
* 11/02/22 and 06/10/25

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
Common Stock (B)	2,209 shs.	12/29/21	94,091	—
Preferred Stock (B)	11 shs.	04/29/24	13,087	—
Limited Liability Company Unit Class A (B)	553 uts.	03/18/25	25,563	—
			132,741	—
DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
7.92% Term Loan due 10/01/2029 (SOFR + 4.250%)	$2,043,869	10/01/21	2,043,869	2,040,395
LP Unit (B) (F)	73,333 uts.	10/01/21	73,404	90,617
			2,117,273	2,131,012

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% (11.00% PIK) Term Loan due 06/27/2029	$742,365	06/27/24	$733,002	$727,518
12.00% (11.00% PIK) Term Loan due 06/27/2029	$224,609	12/01/25	220,431	220,116
11.00% (11.00% PIK) Incremental Term Loan due 06/27/2029	$78,371	01/01/25	77,260	76,804
Limited Liability Company Unit (B) (F)	2,769 uts.	06/27/24	276,900	534,386
			1,307,593	1,558,824
Door & Window Guard Systems
A provider of modular, high-grade steel guards (or “panels”) used to cover door and window openings on vacant residential, commercial, and government buildings.
8.20% Term Loan due 03/28/2031 (SOFR + 4.500%) (G)	$521,208	03/28/25	407,781	410,028
Common Stock (B)	20 shs.	03/28/25	20,320	25,865
			428,101	435,893
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
8.45% Term Loan due 07/20/2029 (SOFR + 4.750%)	$1,666,219	07/01/22	1,651,707	1,666,219

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
Limited Liability Company Unit (B)	46 uts.	11/23/21	45,796	78,644

EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
13.50% (2.5% PIK) Term Loan due 05/01/2028	$1,039,563	03/01/23	1,025,600	1,031,247
Limited Liability Company Unit (B) (F)	205 uts.	03/01/23	288,462	272,282
			1,314,062	1,303,529
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
8.17% Incremental Term Loan due 05/23/2030 (SOFR + 4.500%) (G)	$693,651	05/23/24	402,579	405,641
8.17% Term Loan due 05/23/2030 (SOFR + 4.500%) (G)	$195,084	12/30/21	122,524	122,673
			525,103	528,314
Electric Equipment and Engineering
Engineers and manufactures alternating current and direct current electrical power distribution products.
13.50% (3.00% PIK) Senior Term Loan due 12/02/2030	$879,304	12/02/24	865,929	861,718
Common Stock (B)	515,625 shs.	12/02/24	515,625	1,073,686
			1,381,554	1,935,404

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	1,218,266 uts.	10/14/16	$159,722	$—

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
9.20% Term Loan due 01/31/2027 (SOFR + 5.500%)	$806,533	12/15/20	805,407	806,533
9.20% Incremental Term Loan due 01/31/2027 (SOFR + 5.500%)	$139,446	09/01/23	139,118	139,445
			944,525	945,978
Ethos Risk Services
A provider of tech-enabled claims investigation and medical management services across a variety of insurance markets for insurance carriers, self-insured employers and third-party administrators.
8.42% Term Loan due 01/30/2031 (SOFR + 4.750%) (G)	$297,533	01/02/26	211,276	211,127
Common Stock (B)	5,699 shs.	01/02/26	5,699	5,699
			216,975	216,826
Expert Institute Group
A healthcare-focused outsourced B2B legal services provider that connects plaintiff attorney law firms with high-quality expert witnesses, offers medical record review from in-house medical professionals, provides background checks on allied and opposing witnesses, and utilizes AI-enabled diligence solutions to enable more efficient case outcomes.
7.95% Senior Term Loan due 03/04/2032 (SOFR + 4.250%) (G)	$390,473	03/04/25	149,632	152,935

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
10.92% Second Lien Term Loan due 05/05/2030 (SOFR + 7.250%)	$476,190	04/27/22	471,333	476,190
Limited Liability Company Common Unit (B) (F)	34 uts.	10/14/21	33,632	27,263
			504,965	503,453
Follett School Solutions
A provider of software for K-12 school libraries.
8.17% Term Loan due 08/29/2031 (SOFR + 4.500%)	$1,484,919	04/21/25	1,484,919	1,484,919
LP Interest (B) (F)	881 uts.	08/30/21	8,805	11,690
LP Units (B) (F)	200 uts.	08/30/21	2,003	2,659
			1,495,727	1,499,268
Forge
A provider of financial services to personal injury law firms and their clients (i.e., the plaintiffs).
8.20% Term Loan due 01/31/2033 (SOFR + 4.500%) (G)	$931,114	01/30/26	333,953	333,731

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
9.60% Term Loan due 05/28/2027 (SOFR + 5.750%)	$1,026,914	05/28/21	$1,021,482	$1,026,914
Limited Liability Company Unit (B) (F)	108 uts.	05/28/21	107,813	77,028
			1,129,295	1,103,942
Franklin Energy
An industry-leading provider of demand-side management (“DSM”) services to utilities and municipalities across the United States.
8.91% Senior Term Loan due 08/01/2031 (SOFR + 5.250%) (G)	$769,281	08/01/25	698,584	664,994

GCDL Holdings LLC
A full service dental lab offering removable, crown and bridge, implants, orthodontics and sleep appliances in-house.
9.70% Term Loan due 08/21/2030 (SOFR + 6.000%) (G)	$1,244,797	07/01/24	1,044,817	1,048,228
Class A-1 Units	419,595 uts.	08/21/24	419,595	586,803
			1,464,412	1,635,031
GME Supply
A tech-enabled specialty distributor of fall protection, rigging materials, workwear, and industrial gear and tools to technicians and contractors working in the telecom, utility, aerial construction, renewable energy and other industrial markets.
8.95% Term Loan due 09/09/2031 (SOFR + 5.250%) (G)	$1,346,620	09/09/25	1,051,878	1,053,408

Gojo Industries
A manufacturer of hand hygiene and skin health products.
11.67% Term Loan due 10/26/2028 (SOFR + 8.000%) (G)	$608,653	10/26/23	599,647	639,085

Goodyear Chemical
A producer of synthetic rubber primarily for the tire, consumer, packaging, and industrial products industries.
9.42% Term Loan due 10/31/2031 (SOFR + 5.750%) (B)	$985,863	10/31/25	967,514	967,526

Guardian Fire Services
A provider of fire safety services including testing & inspection/monitoring, service & repair, replacement & upgrade, and installation of fire protection equipment such as sprinkler systems, alarms, and suppression systems.
8.17% Senior Term Loan due 12/01/2032 (SOFR + 4.500%) (G)	$744,049	12/01/25	333,109	333,575
Common Stock (B)	48,527 shs.	12/01/25	48,527	57,694
			381,636	391,269
Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	90,303
Limited Liability Company Unit Common Class A (B) (I)	3,716 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			371,644	90,303

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

HaystackID
A provider of eDiscovery, advisory, and review services that help 500+ corporations (58% of revenue) and law firms (42%) manage complex, data intensive investigations and litigation.
8.45% Term Loan due 01/31/2028 (SOFR + 4.750%) (G)	$1,013,166	1/31/2025	$770,698	$770,711

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 12/10/2028	$2,769,975	11/17/21	2,754,535	2,623,166

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
8.17% Senior Term Loan due 08/31/2029 (SOFR + 4.500%) (G)	$1,673,948	08/31/23	828,841	848,590
Limited Liability Company Unit (B)	11,337 uts.	08/31/23	11,337	17,012
			840,178	865,602
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
8.73% Term Loan due 09/30/2027 (SOFR + 5.000%)	$844,803	03/30/21	827,683	722,307

HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
12.31% Term Loan due 05/29/2026 (SOFR + 8.500%) (G)	$697,717	07/27/22	554,460	542,674
12.31% Incremental Term Loan due 05/29/2026 (SOFR + 8.500%)	$244,983	02/15/23	244,909	240,818
			799,369	783,492

Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
9.67% Term Loan due 01/12/2030 (SOFR + 6.000%) (G)	$1,168,627	02/12/24	976,217	941,905
Limited Liability Company Unit (B) (F)	579 uts.	01/12/24	57,892	33,471
			1,034,109	975,376
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
9.93% Incremental Term Loan due 09/08/2027 (SOFR + 6.000%)	$419,399	04/05/22	417,012	401,365

Innovia Medical
A manufacturer of single-use surgical products (e.g., blades & knives, vent and fluid tubes, wipes, etc.) for ear, nose, & throat (ENT), ophthalmic (i.e., eye procedures), and other general surgical applications, as well as sterile processing systems used to store and transport surgical instruments.

8.45% Term Loan due 06/30/2031 (SOFR + 4.750%) (G)	$633,942	06/30/25	452,643	453,400
Limited Liability Company Unit (B) (F)	39 uts.	06/30/25	5,309	4,737
			457,952	458,137

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Kanawha Scales and Systems
A full-service provider of weighing and automated industrial control solutions, including service & calibration, MRO equipment, integrated engineered solutions, and data collection systems.
7.93% Term Loan due 10/31/2032 (SOFR + 4.250%) (G)	$998,941	11/12/25	$448,483	$449,233

LaunchPad Home Group
A provider of lake management services, fish stocking and pond aeration sales and services.
10.18% Term Loan due 09/30/2031 (SOFR + 6.500%) (G)	$1,586,138	09/02/25	731,824	734,409
Preferred Stock (B)	137 shs.	09/02/25	136,620	143,288
Common Stock (B)	138,000 shs.	09/02/25	1,380	21,459
			869,824	899,156
LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
8.20% Term Loan due 02/07/2028 (SOFR + 4.500%) (G)	$1,661,388	02/07/22	1,428,107	1,429,234
Limited Liability Company Unit (B) (F)	7,050 uts.	02/07/22	7,302	16,283
			1,435,409	1,445,517
Lockmasters Incorporated
A leading distributor of 3rd party locks and related hardware (e.g., safes, high-security cabinets, and locksmith tools) serving various commercial & industrial end markets including financial services, education, automotive, data centers, and others.
8.70% Term Loan due 09/01/2027 (SOFR + 5.000%) (G)	$708,401	01/31/24	535,551	534,703

Lynx Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
9.60% Term Loan due 12/23/2026 (SOFR + 5.750%)	$1,634,438	12/23/20	1,630,501	1,634,437
9.60% Incremental Term Loan due 12/23/2026 (SOFR + 5.750%)	$748,362	09/09/21	746,304	748,362
			2,376,805	2,382,799
Madison IAQ Holdings II LLC
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	2,298,574	15,801,617

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
9.90% Term Loan due 04/10/2031 (SOFR + 6.250%) (G)	$415,148	04/10/25	388,492	367,889

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
8.20% Senior Term Loan due 09/30/2030 (SOFR + 4.500%) (G)	$1,252,180	09/30/24	954,027	968,105

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Merchant Industry
A merchant acquiror providing payment processing and other value-added services to SMB merchants.
8.45% Term Loan due 09/19/2031 (SOFR + 4.750%) (G)	$611,269	09/19/25	$410,063	$410,732
Common Stock (B) (F)	12,783 shs.	09/19/25	12,783	12,897
			422,846	423,629
Milestone Chassis Company
A full-service transportation equipment leasing and management company, specializing in domestic and marine chassis.
9.18% Second Lien Term Loan due 01/14/2033 (SOFR + 5.500%)	865,801	01/14/26	849,006	848,485

Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
9.20% Senior Term Loan due 03/01/2030 (SOFR + 5.500%) (G)	$715,870	03/01/24	606,797	598,239
Limited Liability Company Unit (B)	307 uts.	03/01/24	30,700	25,095
			637,497	623,334
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
8.77% Term Loan due 08/13/2027 (SOFR + 5.000%)	$349,000	07/01/21	347,430	349,000

Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% PIK Second Lien Term Loan due 06/23/2027	$612,693	06/24/22	610,731	612,693
Common Stock (B) (F)	4,118 shs.	06/24/22	411,765	631,718
			1,022,496	1,244,411
Momentum Group
A leading value-added distributor of design-focused textiles and wallcoverings to hospitality, workplace, healthcare, and other commercial end markets (no residential exposure).
9.20% Term Loan due 03/28/2029 (SOFR + 5.500%) (G)	$649,571	*	590,613	590,008
* 03/28/25 and 10/14/25

MSI Express
A contract manufacturer and packager of shelf-stable food and beverages for major consumer packaged goods.
8.42% Term Loan due 03/24/2031 (SOFR + 4.750%) (G)	$715,543	03/24/25	530,366	530,047

Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
9.78% Incremental Term Loan due 08/25/2026 (SOFR + 6.000%)	$783,584	11/05/21	782,282	777,315
9.78% Term Loan due 08/25/2026 (SOFR + 6.000%)	$548,682	08/25/20	547,770	544,293
			1,330,052	1,321,608

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
8.20% Term Loan due 12/31/2032 (SOFR + 4.500%) (G)	$1,700,476	12/31/25	$1,169,643	$1,170,398

Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
8.42% Term Loan due 09/13/2029 (SOFR + 4.750%) (G)	$1,672,188	09/13/23	1,267,877	1,285,550
Limited Liability Company Unit (B) (F)	32,603 uts.	09/13/23	32,603	41,950
			1,300,480	1,327,500
Netrix
US-based managed services provider focused on capabilities across security, cloud, and digital workplace.
9.17% Term Loan due 10/31/2031 (SOFR + 5.500%) (G)	$1,721,322	10/31/25	1,443,590	1,429,750

Newforma
A leader in Project Information Management software for the construction industry.
10.20% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$730,815	03/31/23	680,084	624,534
Limited Liability Company Unit (B)	81,722 uts.	08/15/23	84,194	10,787
			764,278	635,321
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
8.10% Senior Term Loan due 12/23/2030 (SOFR + 4.400%) (G)	$1,579,785	*	1,354,393	1,369,022
* 12/23/24 and 09/02/25

Omega Holdings
A distributor of aftermarket automotive air conditioning products.
8.82% Senior Term Loan due 03/30/2029 (SOFR + 5.000%) (G)	$599,999	03/31/22	534,540	539,337

Onsite Dealer Solutions
A regional provider of automotive reconditioning services including detailing, refinishing, paintless dent repair, and other “make-ready” services.
8.16% Term Loan due 10/15/2031 (SOFR + 4.500%) (B) (G)	$1,623,841	11/04/25	410,523	411,908
Common Stock (B)	25 shs.	11/04/25	24,509	25,413
			435,032	437,321
ORS Nasco
A leading industrial maintenance, repair, and operations (“MRO”) product wholesale distributor.
8.45% Term Loan due 08/07/2031 (SOFR + 4.750%) (G)	$653,575	08/07/24	578,327	579,612

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	380,545 shs.	*	380,545	369,509
* 01/29/16 and 02/17/17.
See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
11.85% Term Loan due 10/20/2029 (SOFR + 8.300%)	$611,833	10/02/23	$604,610	$609,569
Limited Liability Company Unit (B) (F)	30,371 shs.	10/02/23	304,840	270,282
			909,450	879,851
Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
9.93% First Lien Term Loan due 06/21/2026 (SOFR + 6.000%)	$1,948,459	12/22/21	1,932,525	1,753,613
Warrant - Class D, to purchase common stock at $.01 per share (B)	89 uts.	12/22/21	—	—
Warrant - Class CC, to purchase common stock at $.01 per share (B)	32 uts.	12/22/21	—	—
Warrant - Class B, to purchase common stock at $.01 per share (B)	312 uts.	12/22/21	—	—
Warrant - Class A, to purchase common stock at $.01 per share (B)	924 uts.	12/22/21	—	—
			1,932,525	1,753,613
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
10.32% Term Loan due 11/17/2026 (SOFR + 6.000%)	$1,415,586	11/14/17	1,393,295	1,360,839
10.32% Term Loan due 08/31/2026 (SOFR + 6.000%)	$285,908	09/29/20	281,136	274,981
			1,674,431	1,635,820
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
8.35% Term Loan due 12/03/2027 (SOFR + 4.500%) (G)	$889,303	12/03/21	673,884	678,965
Limited Liability Company Unit (B) (F)	1,471 uts.	12/03/21	147,110	378,238
			820,994	1,057,203
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
2.0% (2.500% PIK) Senior Subordinated Note due 12/31/2027 (D)	$2,391,316	07/31/14	1,064,183	717,395
Limited Liability Company Unit (B)	148,096 uts.	07/31/14	172,898	—
Limited Liability Company Unit Class F (B)	36,976 uts.	*
* 09/28/17 and 02/15/18.			1,237,081	717,395

Pro Vision
A leading mobile video technology solutions provider, including vehicle video recording systems, body-worn cameras, data management and cloud based storage solutions for commercial, transit, and public safety organizations.
7.92% Term Loan due 09/23/2030 (SOFR + 4.250%) (G)	$902,834.00	09/02/24	700,918	709,010
Limited Liability Company Unit (B)	218 uts.	09/30/24	21,824	30,186
			722,742	739,196

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Proceed (fka Counsel Press)
A national provider of tech-enabled litigation support services.
8.20% Term Loan due 10/23/2029 (SOFR + 4.500%) (G)	$1,494,573	03/11/26	$1,019,005	$1,019,005
Common Stock (B)	32 shs.	03/11/26	32,000	32,000
			1,051,005	1,051,005
Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
9.92% Term Loan due 07/18/2029 (SOFR + 6.250%)	$757,208	07/18/23	746,817	633,026
Limited Liability Company Unit (B)	32 uts.	07/18/23	32,000	775
			778,817	633,801
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
9.10% Term Loan due 03/06/2028 (SOFR + 5.250%)	$668,594	03/06/19	667,021	668,594

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
8.82% Incremental Term Loan due 03/15/2028 (SOFR + 5.000%)	$638,823	09/02/25	634,449	629,241
8.77% Term Loan due 03/15/2028 (SOFR + 5.000%) (G)	$928,919	03/01/22	630,296	622,195
8.00% Senior Subordinated Note due 03/15/2029	$32,258	03/01/22	32,258	30,419
Limited Liability Company Unit (B)	96,774 uts.	03/15/22	64,516	177,494
			1,361,519	1,459,349
Project Halo
A two-sided platform that provides a cloud-based compliance reporting software to fire departments, water municipalities, and state building departments, which is used by authorities having jurisdictions to ensure commercial properties within its jurisdiction maintain compliance with fire codes and annual / semi-annual inspection requirements for fire alarms, sprinklers, fire extinguishers, etc.
8.67% Senior Term Loan due 02/06/2032 (SOFR + 5.000%) (G)	$1,000,000	02/06/25	783,253	785,999

Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
8.67% First Lien Term Loan due 11/01/2029 (SOFR + 5.000%) (G)	$190,441	11/01/22	168,278	169,470
8.93% Incremental Lien Term Loan due 11/01/2029 (SOFR + 5.000%) (G)	$446,415	11/03/25	85,071	85,221
Limited Liability Company Unit Class A (B)	54 shs.	11/01/22	5,400	6,873
			258,749	261,564

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

RapidAir
An asset‐light manufacturer of branded compressed air products, including fittings, accessories, aluminum piping, filtration, and other adjacent products/services.
8.38% Senior Term Loan due 10/15/2030 (SOFR + 4.750%) (G)	$545,442	10/15/24	$293,278	$295,648
Common Stock (B)	30 shs.	10/15/24	30,000	25,033
			323,278	320,681
Real Chemistry
A leading pure-play, tech-enabled analytical marketing agency in the U.S primarily serving the pharmaceutical and healthcare industry.
8.20% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	$500,000	04/11/25	376,506	376,679

Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
9.79% Term Loan due 02/14/2028 (SOFR + 5.750%)	$1,281,906	08/12/20	1,278,369	1,281,906
Limited Liability Company Unit (B) (F)	21,532 uts.	03/05/21	21,532	10,723
			1,299,901	1,292,629

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
8.77% Term Loan due 11/15/2027 (SOFR + 5.000%)	$929,612	11/15/21	923,329	929,612
Limited Liability Company Unit (B)	40,479 uts.	09/29/17	40,479	42,822
			963,808	972,434
RKD Group
A provider of marketing and fundraising services to non-profit organizations (“NPOs”) in the U.S. RKD provides a full suite of services including strategic planning, content creation/design, campaign execution, as well as data analytics to improve donor segmentation and provide strategic insights to inform future campaigns.
8.90% Term Loan due 05/19/2031 (SOFR + 5.250%) (G)	$1,714,460	05/19/25	1,378,704	1,381,381

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
10.45% Term Loan due 12/29/2028 (SOFR + 6.750%) (G)	$647,798	12/30/22	626,950	617,394

Rock Labor
A provider of live entertainment event labor in the United States.
9.17% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$396,391	09/14/23	331,682	338,523
Limited Liability Company Unit (B) (F)	12,266 uts.	09/14/23	65,676	68,119
			397,358	406,642
ROI Solutions
Call center outsourcing and end user engagement services provider.
8.67% Term Loan due 10/03/2029 (SOFR + 5.000%) (G)	$1,425,069	10/03/24	1,025,341	1,015,722

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
9.18% Term Loan due 08/02/2030 (SOFR + 5.500%) (G)	$2,466,281	08/02/24	$2,187,508	$2,191,796

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
8.42% Term Loan due 12/16/2028 (SOFR + 4.750%)	$1,952,580	12/16/20	1,945,566	1,952,580
Common Stock (B)	30 shs.	12/16/20	29,900	42,493
* 12/15/20 and 07/24/24.			1,975,466	1,995,073

Sandvine Corporation
A provider of active network intelligence solutions.
Class A Units (B) (I)	688 shs.	06/28/24	0	0
Class B Units (B) (I)	31,364 shs.	06/28/24	0	0
			—	—
Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
8.82% First Lien Term Loan due 07/30/2027 (SOFR + 5.000%)	$1,422,125	07/30/18	1,417,409	1,387,994

SBP Holdings
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
8.67% Term Loan due 03/27/2028 (SOFR + 5.000%) (G)	$1,234,256	03/27/23	663,587	671,545

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
6.02% (3.75% PIK) Term Loan due 12/15/2028 (SOFR + 2.250%)	$1,506,558	12/16/21	1,495,264	961,184

Screenvision Media
One of two leading cinema advertising networks in the US, offering advertising solutions to national and local brands across an exclusive in-cinema network.
8.67% First Lien Term Loan due 04/25/2030 (SOFR + 5.000%) (G)	$495,065	04/25/25	434,553	434,531
12.17% Second Lien Term Loan due 04/25/2030 (SOFR + 8.500%)	$443,860	04/25/25	429,429	429,435
			863,982	863,966

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
10.70% Senior Term Loan due 11/27/2029 (SOFR + 7.000%)	$582,816	11/27/24	$580,985	$484,847
14.60% (9.50% PIK) Term Loan due 11/27/2029 (SOFR + 10.500%) (G)	$56,710	11/10/25	36,664	36,664
Common Stock (B)	184 shs.	11/27/24	808,118	—
			1,425,767	521,511
Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
8.42% Term Loan due 10/22/2032 (SOFR + 4.750%) (G)	$1,725,000	10/24/25	1,148,877	1,150,641

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
8.83% Term Loan due 09/01/2029 (SOFR + 5.000%) (G)	$1,468,369	09/01/23	1,279,452	1,300,356
Common Stock (B)	29 shs.	09/01/23	29,000	55,973
			1,308,452	1,356,329
Sonicwall
A provider of network security (i.e. firewall products) primarily focused on the SMB market.
9.20% Incremental Term Loan due 05/18/2028 (SOFR + 5.500%)	$959,858	06/13/25	945,900	282,362

Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
8.67% Term Loan due 07/23/2030 (SOFR + 5.000%) (G)	$1,668,625	07/23/24	1,302,176	1,311,454
Limited Liability Company Unit (B) (F)	49,308 uts.	07/23/24	49,444	47,483
*07/23/24, 06/30/25 & 02/13/26			1,351,620	1,358,937

SRS Acquiom
A leading tech-enabled platform providing end-to-end transaction services to clients engaged in the M&A and private credit markets.
8.42% Term Loan due 01/14/2032 (SOFR + 4.750%) (G)	686,656	01/14/26	573,041	572,800

Stackline
An e-commerce data company that tracks products sold through online retailers.
11.38% Senior PIK Note due 07/30/2028 (SOFR + 7.750%)	$2,816,407	07/01/21	2,805,214	2,816,406
Common Stock (B)	1,340 shs.	07/30/21	42,078	62,531
			2,847,292	2,878,937
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
9.55% Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$1,200,506	12/02/21	1,094,421	797,371
9.64% Incremental Term Loan due 12/02/2027 (SOFR + 5.750%)	$452,827	04/04/24	448,706	338,262
			1,543,127	1,135,633

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
9.27% Term Loan due 06/30/2027 (SOFR + 5.500%) (G)	$911,139	06/30/21	$904,004	$884,337
9.02% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%) (G)	$715,048	06/10/24	408,814	391,720
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	58,245
			1,387,484	1,334,302
SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
10.40% Term Loan due 03/04/2030 (SOFR + 6.750%) (G)	$1,070,337	03/04/24	944,958	958,951
Limited Liability Company Unit (B) (F)	311,881 uts.	05/22/23	311,881	490,620
			1,256,839	1,449,571
Swoop
Swoop is a provider of marketing data and engagement technology to the biopharma industry.
8.17% Term Loan due 04/12/2032 (SOFR + 4.500%) (G)	500,000	04/11/25	255,815	257,576

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
9.52% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$482,068	03/31/22	456,641	416,864
9.77% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%)	$221,401	05/22/23	218,668	201,475
			675,309	618,339
Tapco
A leading manufacturer, distributor, service provider and software provider of intelligent transportations safety systems in North America.
8.70% Term Loan due 11/15/2030 (SOFR + 5.000%) (G)	$2,213,204	11/15/24	1,479,968	1,480,578
Common Stock (B)	23 shs.	*	24,529	32,655
*11/15/24 & 08/20/25			1,504,497	1,513,233

Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
14.00% Senior Subordinated Note due 05/25/2028	$1,117,916	05/01/23	1,109,029	1,038,544
14.00% Senior Subordinated Note due 05/25/2028	$217,372	08/01/24	215,058	201,939
14.00% Senior Subordinated Note due 05/25/2028	$66,247	12/02/24	65,479	61,543
Common Stock (B)	153,333 shs.	05/01/23	153,334	184,460
Limited Liability Company Unit (B) (F)	891,204 uts.	05/01/23	901,631	180,914
			2,444,531	1,667,400

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
8.60% Senior Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$1,930,912	12/20/21	$1,599,714	$1,592,485
8.60% Term Loan due 12/20/2027 (SOFR + 4.750%) (G)	$540,918	01/02/25	266,592	266,536
			1,866,306	1,859,021
Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028 (D)	$1,034,086	04/01/22	1,024,341	806,587
Limited Liability Company Unit (B) (F)	84,038 uts.	10/14/21	823,577	—
			1,847,918	806,587

The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
8.17% Senior Term Loan due 12/22/2028 (SOFR + 4.500%) (G)	$1,215,465	05/21/25	670,868	671,482
8.17% Term Loan due 12/22/2028 (SOFR + 4.500%) (G)	$528,831	12/22/21	332,316	331,926
			1,003,184	1,003,408
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
8.42% Term Loan due 10/31/2031 (SOFR + 4.750%) (G)	$777,661	10/31/24	629,511	631,591

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	25,641 uts.	04/01/22	25,641	74,005

Tipco Technologies
A fluid solution supplier for industrial, hydraulic and high-purity applications.
8.95% Term Loan due 12/03/2029 (SOFR + 5.250%) (G)	$577,565	09/03/24	543,079	541,460
8.95% Incremental Term Loan due 12/03/2029 (SOFR + 5.250%) (G)	111,247	09/02/25	54,464	54,149
			597,543	595,609
Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
9.20% (2.00% PIK) Term Loan due 02/26/2027 (SOFR + 5.500%)	$1,641,374	02/26/21	1,637,279	1,419,788

Turnberry Solutions, Inc.
A provider of technology consulting services.
9.52% Term Loan due 03/02/2028 (SOFR + 5.750%)	$1,571,966	07/29/21	1,550,338	1,527,674

See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

UHY LLP
A top 30 US CPA firm providing tax, audit and consulting advisory services primarily to middle market customers.
8.42% Term Loan due 11/21/2031 (SOFR + 4.750%) (G)	$1,956,071	11/22/24	$1,095,093	$1,110,857

Unosquare
A provider of outsourced digital engineering and software development services for the banking, financial services, insurance, life sciences, and high-tech industries.
8.42% Term Loan due 06/02/2031 (SOFR + 4.750%) (G)	$603,857	06/02/25	351,990	336,245
Limited Liability Company Unit (B)	15,278 uts.	06/02/25	15,278	10,005
			367,268	346,250
U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
9.32% Term Loan due 06/01/2026 (SOFR + 5.500%)	$2,461,861	*	2,460,361	2,446,105
* 11/30/18 and 10/10/24

VB Spine
A top-5 producer of spinal implants and devices used in fusion and non-fusion spinal surgeries.
4.38% Term Loan due 04/01/2030 (SOFR + 4.375%)	$1,600,686	04/01/25	1,551,151	1,549,464
Common Stock (B)	26,485 shs.	03/31/25	—	—
			1,551,151	1,549,464
Vesta Foodservice
A specialty foodservice distributor on the West Coast with a focus on fresh produce, dairy, grocery/other and value-added produce.
8.19% Term Loan due 04/01/2033 (SOFR + 4.500%)	$1,535,243	04/01/26	1,519,891	1,519,891

VitalSource
A provider of digital fulfillment software for the higher education sector.
8.17% Term Loan due 06/03/2030 (SOFR + 4.500%) (G)	$1,578,721	06/01/21	1,532,736	1,537,851
8.17% Incremental Term Loan due 06/03/2030 (SOFR + 4.500%)	$74,602	04/21/25	73,994	74,154
Limited Liability Company Unit (B)	1,891 uts.	06/01/21	18,909	57,750
			1,625,639	1,669,755
Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
8.76% Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$1,343,302	08/01/23	911,739	921,561
8.80% Senior Term Loan due 12/27/2027 (SOFR + 5.000%)	$160,419	12/27/21	159,248	160,419
			1,070,987	1,081,980
Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	370,241 uts.	08/03/15	370,241	—

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.28%: (C)

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
8.70% Term Loan due 09/30/2031 (SOFR + 5.000%) (G)	$1,350,085	02/15/23	$1,123,614	$1,133,850
8.70% Incremental Term Loan due 09/30/2031 (SOFR + 5.000%) (G)	372,513	09/30/25	82,219	82,542
Limited Liability Company Unit (B)	4,206 uts.	02/15/23	42,058	93,931
			1,247,891	1,310,323
Wilson Language Training
A leading provider of supplemental literacy curriculum and professional development products for the K-12 market, with a particular emphasis on early reading (K-3).
8.42% Term Loan due 04/19/2032 (SOFR + 4.750%) (G)	$611,150	04/17/25	480,431	443,023

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
9.07% Term Loan due 12/29/2028 (SOFR + 5.250%) (G)	$1,215,884	12/01/21	1,050,044	1,046,375
9.07% Senior Term Loan due 12/29/2028 (SOFR + 5.250%)	$240,845	03/05/25	238,318	238,533
9.07% Incremental Term Loan due 12/29/2028 (SOFR + 5.250%)	$89,761	04/09/24	88,816	88,899
Limited Liability Company Unit (B) (F)	146 uts.	09/29/17	145,803	156,445
Preferred Stock (B) (F)	32 shs.	04/05/24	47,760	50,700
Common Stock (B) (F)	10 shs.	03/05/25	16,351	16,278
			1,587,092	1,597,230
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
8.17% Term Loan due 03/22/2030 (SOFR + 4.500%) (G)	$1,692,179	03/22/24	1,585,832	1,608,232

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
8.70% Term Loan due 10/03/2028 (SOFR + 5.000%) (G)	$971,289	10/03/22	836,926	840,752

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
8.19% Term Loan due 12/20/2032 (SOFR + 4.500%) (G)	$974,485	12/19/25	553,476	553,960
Common Stock (B)	34 shs.	12/19/25	34,000	33,879
			587,476	587,839

Total Private Placement Investments (E)			$160,494,178	$170,168,110

See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Restricted Securities - 111.56%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 8.28%: (H)

Corporate Bonds - 8.28%
Acadia Healthcare Company, Inc (J)	5.000	04/15/2029	$672,000	$649,397	$654,266
Bausch Health Companies Inc.	10.000	04/15/2032	500,000	514,673	511,922
Cable & Wireless Comm Limited	9.000	01/15/2033	500,000	518,175	505,080
Citrix	6.625	08/15/2033	2,000,000	1,982,239	1,778,151
Community Health Systems	5.250	05/15/2030	500,000	471,753	471,241
CSC Holdings LLC	5.000	11/15/2031	625,000	553,442	225,333
Digicel	8.625	08/01/2032	322,000	332,465	326,765
iHeartMedia	4.750	01/15/2028	650,000	604,646	584,645
Inmarsat Finance PLC	9.000	09/15/2029	480,000	479,817	504,259
LBM	9.500	06/15/2031	226,000	224,928	196,721
Liberty Cablevision of Puerto Rico (J)	6.750	10/15/2027	750,000	718,205	500,389
Mauser Packaging	9.250	04/15/2030	500,000	484,623	464,584
Mission Broadcasting Inc	6.500	09/15/2033	453,000	453,000	456,451
Nielsen	9.290	04/15/2029	658,000	649,468	659,828
Novolex Holdings, Inc	8.750	04/15/2030	500,000	495,622	466,537
Radiology Partners, Inc	9.781	02/15/2030	865,503	835,020	790,438
Shift4 Payments	6.750	08/15/2032	651,000	635,539	640,158
Staples	10.750	09/01/2029	750,000	733,821	693,614
Stonebriar Finance Holdings	8.125	12/15/2030	500,000	507,121	516,821
Terrier Media Buyer, Inc.	8.875	12/15/2027	428,000	421,784	370,078
Uniti Group	8.625	06/15/2032	750,000	755,374	762,975
Venture Global	4.125	08/15/2031	555,000	502,523	514,821
Wilsonart	11.000	08/15/2032	750,000	741,158	543,661
Zayo Group	9.250	03/09/2030	500,000	489,182	497,070
Total Bonds				14,753,975	13,635,808

Common Stock - 0.00%
TherOX, Inc. (B)			2 shs	—	—
Touchstone Health Partnership (B)			292 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$14,753,975	$13,635,808

Total Corporate Restricted Securities				$175,248,153	$183,803,918

See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Corporate Public Securities - 6.42%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 4.43%
AL GCX Fund VII	2.250	5.872	12/17/2032	$617,284	$615,795	$616,704
Asurion	4.250	7.966	9/19/2030	498,747	499,341	492,408
Bausch Health Companies Inc.	6.250	9.918	10/8/2030	1,565,900	1,535,399	1,508,916
BMC Software	5.750	9.417	7/30/2032	1,000,000	990,025	831,880
Cornerstone OnDemand	3.750	7.532	10/16/2028	927,574	795,395	672,491
Electronic Arts	3.500	7.440	3/24/2033	473,210	466,112	470,253
Fidelis (C)	5.000	8.668	10/17/2031	987,500	983,579	983,549
Imperial Dade	3.500	7.173	12/29/2032	537,428	531,215	528,362
OneSky Flight, LLC	2.750	6.428	2/17/2033	576,923	574,078	574,760
Prince	5.500	9.153	4/30/2030	562,400	184,472	116,241
Versant Media Group	3.500	7.365	1/30/2031	500,000	500,000	499,065
Total Bank Loans					7,675,411	7,294,629

Bonds - 0.82%
Cedar Fair		6.625	05/01/32	500,000	502,835	498,799
Jetblue Airways		9.875	09/20/31	650,000	688,482	614,288
Norwegian Cruise Line Holdings		6.250	09/15/33	500,000	496,366	485,169
OneMain Finance Corp		6.750	09/15/33	301,000	301,000	288,615
Perrigo		6.125	09/30/32	504,000	490,140	459,865
Sabre Global		11.125	06/15/29	1,000,000	985,304	936,042
Total Bonds					3,464,127	3,282,778

Total Corporate Public Securities					$11,139,538	$10,577,407

Total Investments		117.98%			$186,387,691	$194,381,325
Other Assets		6.35				10,473,704
Liabilities		(24.33)				(40,093,095)
Total Net Assets		100.00%				$164,761,934
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of March 31, 2026, the value of these securities amounted to $170,168,110 or 103.28% of net assets.
(F)    Held in PI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of March 31, 2026, total unfunded commitments amounted to $26,571,422 and had unrealized depreciation of $(11,380) or (0.01)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.
(J) Foreign security.

PIK - Payment-in-kind
SOFR - Secured Overnight Financing Rate

See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and foreign currency as of March 31, 2026.

United States of America	99.4%
Individually less than 1%	0.6%
100.0%
See Notes to Consolidated Financial Statements 35

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.10%
Accurus Aerospace	$468,047
Applied Aerospace Structures Corp.	1,289,016
Bridger Aerospace	206,827
Compass Precision	2,726,472
CTS Engines	2,003,151
Mission Microwave	623,334
Trident Maritime Systems	1,419,788
Whitcraft Holdings, Inc.	1,310,323
10,046,958
AIRLINES - 0.77%
Echo Logistics	78,644
Jetblue Airways	614,288
OneSky Flight, LLC	574,760
1,267,692
AUTOMOTIVE - 3.69%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	291,877
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	435,889
EFC International	1,303,529
Omega Holdings	539,337
Onsite Dealer Solutions	437,321
Randy's Worldwide	261,564
Spatco	1,358,937
SVI International, Inc.	1,449,571
6,078,025
BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.99%
The Caprock Group (aka TA/TCG Holdings, LLC)	1,003,408
The Hilb Group, LLC	631,591
1,634,999
BUILDING MATERIALS - 0.77%
LBM	196,721
Lockmasters Incorporated	534,703
Wilsonart	543,661
1,275,085
CABLE & SATELLITE - 1.05%
CSC Holdings LLC	225,333
Inmarsat Finance PLC	504,259
Liberty Cablevision of Puerto Rico	500,389
Versant Media Group	499,065
1,729,046
CAPITAL GOODS - 0.64%
GME Supply	1,053,408

Industry Classification:	Fair Value/ Market Value

CHEMICALS - 1.86%
Americo Chemical Products	$1,258,115
Goodyear Chemical	967,526
Polytex Holdings LLC	717,395
Prince	116,241
3,059,277
CONSUMER CYCLICAL SERVICES - 5.86%
CEC Entertainment Inc	340,986
Expert Institute Group	152,935
LYNX Franchising	2,382,799
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	367,889
Mobile Pro Systems	1,244,411
ROI Solutions	1,015,722
Staples	693,614
Swoop	257,576
Team Air (Swifty Holdings LLC)	1,667,400
Turnberry Solutions, Inc.	1,527,674
9,651,006
CONSUMER INDUSTRIAL - 0.92%
Tapco	1,513,233

CONSUMER PRODUCTS - 2.01%
Handi Quilter Holding Company (Premier Needle Arts)	90,303
Ice House America	975,376
Perrigo	459,865
Renovation Brands (Renovation Parent Holdings, LLC)	972,434
Terrybear	806,587
3,304,565
CORPORATE INDUSTRIAL - 0.57%
Sabre Global	936,042

DIVERSIFIED MANUFACTURING - 3.99%
Accelevation	223,225
HTI Technology & Industries Inc.	783,492
MNS Engineers, Inc.	349,000
Process Insights Acquisition, Inc.	633,801
Safety Products Holdings, Inc.	1,995,073
Standard Elevator Systems	1,135,633
Tank Holding	618,339
Worldwide Electric Corporation	840,752
6,579,315

See Notes to Consolidated Financial Statements 36

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ELECTRIC - 2.72%
Cascade Services	$1,418,513
Dwyer Instruments, Inc.	1,666,219
Franklin Energy	664,994
Pro Vision	739,196
4,488,922
ENVIRONMENTAL - 1.41%
ENTACT Environmental Services, Inc.	945,978
Northstar Recycling	1,369,022
2,315,000
FINANCE COMPANIES - 0.69%
Forge	333,731
OneMain Finance Corp	288,615
Stonebriar Finance Holdings	516,821
1,139,167
FINANCIAL OTHER - 3.37%
Bishop Street Underwriters	634,478
Coduet Royalty Holdings, LLC	110,331
Cogency Global	1,506,157
Ethos Risk Services	216,826
Fidelis	983,549
Merchant Industry	423,629
SRS Acquiom	572,800
UHY LLP	1,110,857
5,558,627
FOOD & BEVERAGE - 3.51%
California Custom Fruits & Flavors	328,095
PANOS Brands LLC	369,509
Sara Lee Frozen Foods	1,387,994
Vesta Foodservice	1,519,891
Woodland Foods, Inc.	1,597,230
Ziyad	587,839
5,790,558
HEALTHCARE - 9.31%
Acadia Healthcare Company, Inc	654,266
Cadence, Inc.	1,710,134
Cloudbreak	2,170,107
Community Health Systems	471,241
Dane Street LLC	403,728
GCDL Holdings LLC	1,635,031
Heartland Veterinary Partners	2,623,166
HemaSource, Inc.	865,602
Home Care Assistance, LLC	722,307
Illumifin	401,365
Innovia Medical	458,137
Navia Benefit Solutions, Inc.	1,170,398

Industry Classification:	Fair Value/ Market Value

Parkview Dental Partners	$879,851
Radiology Partners, Inc	790,438
Real Chemistry	376,679
15,332,450
HEALTH INSURANCE - 0.66%
Warner Pacific Insurance Services	1,081,980

INDUSTRIAL ENERGY MIDSTREAM - 0.69%
AL GCX Fund VII	616,704
Venture Global	514,821
1,131,525
INDUSTRIAL OTHER - 24.26%
Accredited Labs	92,219
American Roller Company	404,437
Application Bootcamp LLC	1,108,943
BKF Engineers	815,087
Caldwell & Gregory LLC	1,475,700
Coker	1,071,630
Concept Machine Tool Sales, LLC	550,781
Door & Window Guard Systems	435,893
Electric Equipment and Engineering	1,935,404
Gojo Industries	639,085
Guardian Fire Services	391,269
Imperial Dade	528,362
Kanawha Scales and Systems	449,233
LaunchPad Home Group	899,156
Madison IAQ Holdings II LLC	15,801,617
Media Recovery, Inc.	968,105
Momentum Group	590,008
MSI Express	530,047
ORS Nasco	579,612
Polara (VSC Polara LLC)	1,057,203
Proceed (fka Counsel Press)	1,051,005
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	668,594
RapidAir	320,681
SBP Holdings	671,545
Stratus Unlimited	1,334,302
Tencarva Machinery Company	1,859,021
Tipco Technologies	595,609
VB Spine	1,549,464
World 50, Inc.	1,608,232
39,982,244

See Notes to Consolidated Financial Statements 37

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Industry Classification:	Fair Value/ Market Value

LEISURE- 0.60%
Cedar Fair	$498,799
Norwegian Cruise Line Holdings	485,169
983,968
LOCAL AUTHORITY - 0.88%
LeadsOnline	1,445,517

MEDIA & ENTERTAINMENT - 6.75%
Advantage Software	29,495
ASC Communications, LLC (Becker's Healthcare)	1,524,836
BrightSign	1,526,703
DistroKid (IVP XII DKCo-Invest,LP)	2,131,012
iHeartMedia	584,645
Mission Broadcasting Inc	456,451
Music Reports, Inc.	1,321,608
RKD Group	1,381,381
Rock Labor	406,642
Screenvision Media	863,966
Terrier Media Buyer, Inc.	370,078
The Octave Music Group, Inc. (fka TouchTunes)	74,005
Wilson Language Training	443,023
11,113,845
PACKAGING - 2.46%
Brown Machine LLC	718,383
Buske Logistics Inc	336,037
Diversified Packaging	1,558,824
Five Star Holding, LLC	503,453
Mauser Packaging	464,584
Novolex Holdings, Inc	466,537
4,047,818
PHARMACEUTICALS - 1.23%
Bausch Health Companies Inc.	2,020,838

PROPERTY & CASUALTY - 1.36%
Asurion	492,408
Pearl Holding Group	1,753,613
2,246,021
TECHNOLOGY - 24.30%
ABC Legal Services	312,008
Automated Financial Systems	395,047
Becklar	1,042,551
Best Lawyers (Azalea Investment Holdings, LLC)	1,643,381
Bitly	1,644,898

Industry Classification:	Fair Value/ Market Value

BMC Software	$831,880
CAi Software	644,071
Cash Flow Management	1,179,989
Citrix	1,778,151
CloudOne Digital Corp	807,684
CloudWave	1,749,862
Cognito Forms	1,597,359
Coherus Biosciences	297,229
Command Alkon	31,444
Comply365	630,564
Cornerstone OnDemand	672,491
DataServ	19,815
Electronic Arts	470,253
EFI Productivity Software	528,314
Follett School Solutions	1,499,268
HaystackID	770,711
Net at Work	1,327,500
Netrix	1,429,750
Newforma	635,321
Nielsen	659,828
ProfitOptics	1,459,349
Project Halo	785,999
Recovery Point Systems, Inc.	1,292,629
RPX Corp	2,191,796
Scaled Agile, Inc.	961,184
Shift4 Payments	640,158
Smartling, Inc.	1,150,641
smartShift Technologies	1,356,329
Sonicwall	282,362
Stackline	2,878,937
Unosquare	346,250
U.S. Legal Support, Inc.	2,446,105
VitalSource	1,669,755
40,060,863

TELECOM - WIRELINE INTEGRATED & SERVICES - 0.31%
Cable & Wireless Comm Limited	505,080

TRANSPORTATION SERVICES - 3.29%
AIT Worldwide Logistics, Inc.	148,240
Argus Logistics	546,049
FragilePAK	1,103,942
Milestone Chassis Company	848,485
Pegasus Transtech Corporation	1,635,820
See Notes to Consolidated Financial Statements 38

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
March 31, 2026
(Unaudited)

Industry Classification:	Fair Value/ Market Value

RoadOne IntermodaLogistics	$617,394
SEKO Worldwide, LLC	521,511
5,421,441

WIRELESS - 0.20%
Digicel	326,765

WIRELINES-0.76%
Uniti Group	762,975
Zayo Group	497,070
1,260,045

Total Investments - 117.98%
(Cost - $186,387,691)	$194,381,325

See Notes to Consolidated Financial Statements 39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Participation Investors
(Unaudited)

1. History
Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
In 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust. The effects of all internal transactions between the Trust and its wholly-owned subsidiary are eliminated in consolidation.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $170,168,110 (100.30% of net assets) and corporate public securities value at $1,558,310 (0.95% of net assets) as of March 31, 2026, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2026, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”) or the company's trailing twelve month revenue is multiplied by a valuation multiple.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
The Adjusted EBITDA or revenue valuation multiple is the primary significant unobservable input. Increases/ (decreases) to the company’s EBITDA or revenue would result in increases/ (decreases) to the equity value.
 Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncements
In November 2023, the FASB issued Accounting Standards Update, 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”), which applies to all entities that are required to report segment information in accordance with Topic 280, Segment Reporting. The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The effective dates for the amendments in ASU 2023-07 are for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Trust adopted the aforementioned guidance and it did not have a material impact on the Trust’s consolidated financial statements. See “Segments” below for disclosure.
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires the annual financial statements to include income taxes paid disaggregated by jurisdiction. The effective date for the amendments in ASU 2023-09 are for fiscal years beginning after December 15, 2025. Adoption is either with a prospective method or a fully retrospective method of transition. Early adoption is permitted. The Trust adopted the aforementioned guidance and it did not have a material impact on the Trust’s consolidated financial statements.
Segments
The Trust makes investments in securities of issuers that operate in various industries. The Trust represents a single reporting segment, where performance is measured against its single investment objective as described in Note 1. The segment generates revenues through debt investments, and on a limited basis, may acquire equity investments in portfolio companies. The accounting policies of the single segment is the same as those described in “Significant Accounting Policies.” The Trust has identified the President and Chief Financial Officer as the chief operating decision makers (“CODM”), who evaluate the performance of the single segment. The CODM uses segment net investment income before taxes and net increase in net assets resulting from operations to determine the capital allocation of the Trust, the dividend policy, and the Trust’s investment strategy, which is outlined in Note 1. As the Trust operates as a single reportable segment, the segment assets are presented on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and the net investment income before taxes, significant segment expenses and net increase in net assets resulting from operations are presented on the accompanying Consolidated Statements of Operations.

Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of March 31, 2026.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2026 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	717,395	—	—	717,395
Bank Loans	143,352,375	—	282,362	143,070,013
Common Stock	3,660,214	—	—	3,660,214
Preferred Stock	667,418	—	—	667,418
Partnerships and LLCs	21,770,708		—	21,770,708
Rule 144A Securities
Corporate Bonds	13,635,808	—	13,635,808	—
Common Stock	—	—	—	—
Corporate Public Securities
Bank Loans	7,294,629	—	5,736,319	1,558,310
Corporate Bonds	3,282,778	—	3,282,778	—
Common Stock
Total	$194,381,325	$—	$22,937,267	$171,444,058

See information disaggregated by issuer, security type, and industry classification in the Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2026:

	Fair Value	Valuation Model	Level 3 Inputs	Range of Inputs	Weighted Average*	Impact to Valuation from an Increase in Input
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	$717,395	Market Approach	Revenue Multiple	0.2x	0.2x	Increase

Bank Loans	121,909,712	Yield Analysis	Market Yield	7.8% - 23.7%	10.4%	Decrease
	5,900,834	Market Approach	Adjusted EBITDA Multiple	5.8x - 11.7x	7.8x	Increase
	—	Market Approach	Revenue Multiple			Increase
	15,259,467	Recent Transaction	Transaction Price	98.0% - 99.5%	98.8%	Increase

Common Stock	110,331	Yield Analysis	Market Yield	29.0%	29.0%	Decrease
	3,449,653	Market Approach	Adjusted EBITDA Multiple	6.0x - 16.8x	9.2x	Increase
	62,531	Market Approach	Revenue Multiple	6.5x	6.5x	Increase
	37,699	Recent Transaction	Transaction Price	$1.00 - $1,000.00	848.98	Increase

Preferred Stock	206,826	Yield Analysis	Market Yield	12.1%	12.1%	Decrease
	460,592	Market Approach	Adjusted EBITDA Multiple	10.8x - 13.5x	12.0x	Increase
	—	Market Approach	Revenue Multiple			Increase

Partnerships and LLCs	21,770,708	Market Approach	Adjusted EBITDA Multiple	0.3x - 22.5x	13.5x	Increase
	—	Market Approach	Revenue Multiple	0.2x	0.2x	Increase

Corporate Public Securities
Bank Loans	983,550	Yield Analysis	Market Yield	9.3%	9.3%	Decrease
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust. As a result, fair value of assets of $574,760 have been excluded from the preceding table.
* The weighted averages disclosed in the table above were weighted by relative fair value

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2025	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3*	Transfers out of Level 3*	Ending balance at 03/31/2026
Corporate Restricted Securities
Private Placement Investments
Corporate Bonds	$750,873	$(33,478)	$—	$—	$—	$—	$—	$717,395
Bank Loans	141,884,124	(1,537,962)	9,989,893	(1,064,059)	(6,201,983)	—	—	143,070,013
Common Stock	3,741,678	(108,521)	191,032	(163,975)	—	—	—	3,660,214
Preferred Stock	819,328	58,419	—	(210,329)	—	—	—	667,418
Partnerships and LLCs	21,229,869	824,648	927	(284,736)	—	—	—	21,770,708
Corporate Public Securities
Bank Loans	1,725,831	830	574,038	—	(742,389)	—	—	1,558,310
	$170,151,703	$(796,064)	$10,755,890	$(1,723,099)	$(6,944,372)	$—	$—	$171,444,058
* For the three months ended March 31, 2026, there were no transfers into or out of Level 3.

OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation / (Depreciation) in Net Assets from assets still held
OID Amortization	$114,725	-
Net realized loss on investments before taxes	(529,469)	-
Net change in unrealized appreciation (depreciation) of investments before taxes	(381,320)	(574,713)
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of March 31, 2026, the fair value of the Trust’s non-accrual assets was $2,659,615, or 1.4% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $3,631,651, or 1.9% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of March 31, 2026, the Trust held no PIK non-accrual assets.

Fee and Other Income
Origination, facility, commitment, consent and other advance fees received in connection with loan agreements (“Loan Origination Fees”) are recorded as deferred income and recognized as investment income over the term of the loan. Upon prepayment of a loan, any unamortized Loan Origination Fees are recorded as investment income. In the general course of its business, the Trust receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and covenant waiver fees and amendment fees, and are recorded as investment income when earned. Other income includes royalty income received in connection with revenue participation rights which is recorded on an accrual basis in accordance with revenue participation right agreements and recognized as investment income over the term of the rights.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2026, the PI Subsidiary Trust has incurred income tax expense of $18,628.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2026, the PI Subsidiary Trust has a deferred tax liability of $25,314.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings

The Trust had the following borrowings outstanding as of March 31, 2026:

Borrowings	Issuance Date	Maturity Date	Interest rate as of March 31, 2026	December 31, 2025
Senior Fixed Rate Convertible Note	December 13, 2023	December 13, 2033	5.950%	$15,000,000
Floating Rate Loan	November 25, 2025	November 25, 2030	5.879%	22,500,000
Credit Facility	December 13, 2023	December 13, 2028	—%	$—
				$37,546,022
Senior Secured Indebtedness
MassMutual holds the Trust’s $15,000,000 Senior Floating Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2023. The Note is due December 13, 2033, and accrues interest at the rate of SOFR plus 2.20% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2026 the Trust incurred total interest expense on the Note of $255,000.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (1) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at a rate which is equal to the lesser of (i) the interest rate applicable interest on the premium calculation date, and (ii) 0.50% plus the Treasury Constant Yield at such time, over (2) the principal of the Note proposed to be redeemed. If the amount designated in clause (1) above is equal to or less than the amount specified in clause (2) above, then the Make Whole Premium shall be 3.00%.

Floating Rate Loan
On November 25, 2025 (the "Effective Date"), MassMutual provided to the Trust, a five-year $22,500,000 floating rate loan (The "Loan"). The Loan is due on November 25, 2030 and bears interest at the rate of SOFR plus 2.00%. Deferred financing fees in the amount of $160,803 have been netted against the loan balance as presented on the Consolidated Statement of Assets & Liabilities at carrying value.

The average principal balance and interest rate for the period during which the Loan was utilized three months ended March 31, 2026, were approximately $22,5000,000 and 5.80%, respectively. For the three months ended March 31, 2026, the Trust incurred total interest expense on the Loan of $326,123.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $15,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $7,500,000 to a total aggregate commitment amount of $22,500,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $131,976 are presented on the Consolidated Statement of Assets & Liabilities.
For the three months ended March 31, 2026, the Trust had no outstanding balances on the credit facility.

The aggregate average principal balance and interest rate of the Trust's borrowings (inclusive of the Note, Loan and credit facility)
three months ended March 31, 2026, was approximately $37,500,000 and 5.85%, respectively. As of March 31, 2026, the aggregate principal balance of the Trust's borrowings was $37,500,000 at an average interest rate of 5.75%. For the three months ended March
31, 2026, the Trust incurred total interest expense of $548,623.
5. Purchases and Sales of Investments

	For the three months ended 03/31/2026
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$14,719,150	$11,088,358
Corporate public securities	2,295,840	1,082,520
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Cybersecurity Risk
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Trust’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Trust depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.
Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Trust’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Trust’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Trust’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Trust’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Trust’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Trust fails to comply with the relevant laws and regulations, the Trust could suffer financial losses, a disruption of the Trust’s business, liability to investors, regulatory intervention or reputational damage.
Defaults by Portfolio Investments
A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Trust or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Trust holds. The Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Inflation Risk
Certain of the Trust’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Trust’s loans, particularly if interest rates rise in response to inflation. In

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
addition, any projected future decreases in the Trust’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Trust’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Trust’s net assets resulting from operations.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Valuation Risk
Under the 1940 Act, the Trust is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Trust’s fair value determinations relating to the value of our assets for which market quotations are not readily available.
Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Trust’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Trust’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Trust. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.
The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Trust’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Trust’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Trust may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Trust’s securities based on an overstated net asset value would pay a higher price than the value of the Trust’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Trust’s investments might warrant.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.
At March 31, 2026, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
ABC Legal Services Inc	$95,023	$95,137
Accelevation	22,222	22,487
Accredited Labs	608,656	609,020
American Roller Company LLC	124,735	124,812
Argus Logistics	567,655	570,794
Automated Financial Systems	782,386	783,084
Bishop Street Underwriter	433,533	433,459
BKF Engineers	239,533	239,533
BUSKE LOGISTICS INC	93,370	93,436
Caldwell & Gregory LLC	43,125	43,286
California Custom	63,907	64,349
Cash Flow Management	19,974	19,990
Coker	121,055	120,437
CTS Engines LLC	220,768	220,768
Dane Street LLC	183,262	183,262
EFI Productivity Software	282,807	284,056
Ethos risk services	58,945	58,915
Expert Institute	154,480	155,787
Global Point Technology Group	102,273	100,542
GME Supply	169,436	169,629
Guardian Fire Services	256,439	256,600
HaystackID	152,277	152,279
HemaSource, Inc.	630,573	636,158
Ice House America	163,225	158,458
Kanawha Scales & Systems	406,780	407,086
LaunchPad Home Group	618,240	619,247
Lockmasters Incorporated	118,575	118,583
Merchant Industry	138,241	138,392
MSI Express	135,409	135,493
Navia Benefit Solutions Inc	348,836	348,991
Net at Work	249,602	252,238
New CAi	172,387	172,055
Onsite Dealer Solutions	1,060,194	1,061,101
Proceed	413,580	413,580
Project Halo	122,967	123,305
Randy's Worldwide	358,655	358,783
Rapidair Compressed Air Products	163,983	164,696
Real Chemistry	42,762	42,709
RKD GROUP	189,174	189,469
ROI Solutions	201,719	200,359

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
SBP Holdings	$395,272	$395,869
SEKO Worldwide, LLC	20,047	20,047
Smartling, Inc.	343,374	343,725
SPATCO	137,500	138,265
Stratus Unlimited	305,705	298,404
Swoop	181,818	182,209
TAPCO	506,691	506,691
Tencarva Machinery Company	269,622	269,594
The Caprock Group	535,353	535,623
The Forge Companies	490,060	489,943
The Hilb Group, LLC	78,626	78,836
Tipco Technologies	64,783	64,599
UHY LLP	732,927	738,834
Unosquare	164,365	160,079
VitalSource	31,398	31,465
Warner Pacific Insurance Services	421,741	424,969
Whitcraft LLC	312,356	312,658
Wilson Language Training	34,224	32,129
Ziyad	298,956	299,104
	$15,655,583	$15,665,413

Revolvers	Unfunded Amount	Unfunded Value
ABC Legal Services Inc	$86,650	$86,754
Accelevation	35,197	35,615
Accurus Aerospace International UK Buyer	53,359	53,413
American Roller Company LLC	90,440	90,496
Americo Chemical Products	120,041	120,138
Applied Aerospace & Defense	65,919	65,959
Argus Logistics	68,030	68,407
ASC Communications, LLC	22,664	22,642
Automated Financial Systems	179,738	179,898
Becklar	103,058	103,233
Best Lawyers	110,577	111,190
Bitly Inc	65,094	65,138
BKF Engineers	308,687	309,041
BrightSign	33,551	33,637
BUSKE LOGISTICS INC	59,110	59,152
Caldwell & Gregory LLC	172,500	173,146
California Custom	55,093	55,473
Cascade Services	26,471	24,977
Cash Flow Management / Kinective	75,372	75,381
Cloudbreak	152,778	147,857
CloudOne	180,488	180,729
Cogency Global	82,652	82,754
Cognito Forms	94,521	95,260
Coker (d/b/a Acuvance)	59,413	59,110

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
Comply365	$38,682	$38,872
Dane Street LLC	97,572	97,572
DAWGS Door and Window Guard Systems Inc	109,095	109,566
EFI Productivity Software	70,948	71,139
Ethos risk services	22,999	22,987
Expert Institute	83,058	83,760
Franklin Energy	60,437	57,798
Global Point Technology Group	40,909	40,217
GME Supply	110,041	110,166
GCDL Holdings LLC	186,486	186,997
Guardian Fire Services	147,412	147,505
HaystackID	83,998	83,999
HemaSource, Inc.	194,784	197,555
Ice House America	14,414	13,991
Innovia Medical	36,193	36,248
Kanawha Scales & Systems	134,237	134,338
LaunchPad Home Group	207,000	207,337
LeadsOnline - Weatherby Parent Holdings LLC	224,512	224,692
Lockmasters Incorporated	50,872	50,799
Magnolia Wash Holdings	23,180	22,030
Media Recovery, Inc.	284,076	287,269
Merchant Industry	56,000	56,061
Mission Microwave	99,734	98,542
Momentum Group	54,042	53,986
MSI Express	42,145	42,111
Navia Benefit Solutions Inc	165,597	165,670
Net at Work	130,682	132,063
Netrix	253,703	251,663
New Cai	172,542	172,209
Newforma	39,776	36,753
Northstar Recycling	208,264	210,282
Omega Holdings	60,662	61,066
Onsite Dealer Solutions	134,202	134,316
ORS NASCO	67,428	67,428
Proceed	47,043	47,043
ProfitOptics	292,790	290,091
Project Halo	83,333	83,562
Pro-Vision	192,019	193,784
Randy's Worldwide	17,716	17,827
Rapidair Compressed Air Products	81,992	82,348
Real Chemistry	78,859	78,930
RKD GROUP	130,533	130,736
RoadOne IntermodaLogistics	10,970	10,808
Rock Labor	57,867	58,866
ROI Solutions	180,553	179,334
RPX Corp	252,041	252,479
SBP Holdings	162,503	163,169

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
Screenvision	$52,464	$52,462
Smartling, Inc.	212,528	212,745
smartShift Technologies	168,014	170,405
SPATCO	204,986	206,126
SRS Acquiom	106,990	106,953
Standard Elevator Systems	99,407	74,810
SVI International, Inc.	111,386	112,842
Swoop	60,606	60,867
Synapse ITS	210,338	211,616
Tank Holding Corp	21,818	20,018
TAPCO	201,121	201,193
Tencarva Machinery Company	321,435	320,305
The Caprock Group	193,150	193,044
The Forge Companies	98,012	97,989
The Hilb Group, LLC	63,323	63,492
Tipco Technologies	20,155	20,098
Top Tier Admissions	367,021	370,112
UHY LLP	112,287	113,192
Unosquare	79,696	77,618
Whitcraft LLC	205,028	206,453
Wilson Language Training	89,899	84,397
World 50, Inc.	83,947	85,058
Worldwide Electric Corporation	124,224	124,713
Ziyad	112,701	112,757
	$10,915,838	$10,894,629
Total Unfunded Commitments	$26,571,422	$26,560,042

As of March 31, 2026, unfunded commitments had unrealized depreciation of $(11,380) or (0.01)% of net assets.

8. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of March 31, 2026, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date, except as provided below.
On April 15, 2026, Madison Air Solutions Corporation completed an initial public offering and began trading on the NYSE (ticker MAIR). In connection with the initial public offering, the Trust exchanged its units of Madison IAQ Holdings II LLC for unregistered common shares of Madison Air Solutions Corporation. The shares are subject to a six-month lock-up period through October 15, 2026.
9. Quarterly Results of Investment Operations (unaudited)

	March 31, 2026
	Amount	Per Share
Investment income	$4,181,047
Net investment income (net of taxes)	2,912,137	$0.27
Net realized and unrealized loss on investments (net of taxes)	(2,282,716)	(0.21)

Members of the Board of
Trustees

Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Itzbell Branca
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by SS&C GIDS, the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. Pursuant to the Trust’s Policy on the Determination of Fair Value, the net asset value of the Trust’s shares is determined by Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings on the valuation date. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

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